TF1 P-1 06/15

SUPPLEMENT DATED JUNE 23, 2015

TO THE PROSPECTUS DATED JULY 1, 2014

OF

 FRANKLIN TAX-FREE TRUST

(Franklin Federal Limited-Term Tax-Free Income Fund)

The Prospectus is amended as follows:

I. The “Fund Summary - Annual Fund Operating Expenses” table is revised as follows:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Advisor Class
Management fees[1]	0.47%	0.47%
Distribution and service (12b-1) fees	0.15%	None
Other expenses	0.07%	0.07%
Total annual Fund operating expenses	0.69%	0.54%
Fee waiver and/or expense reimbursement[2]	-0.06%	-0.06%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[3]	0.63%	0.48%

1. Management fees have been restated to reflect current fiscal year fees and expenses as a result of a reduction in the Fund’s contractual investment management fees, effective April 1, 2014. Such investment management fees are described further under "Management" in the Fund's prospectus.

2. The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.48% (other than certain non-routine expenses), until June 30, 2015. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

3. The ratio of expenses to average net assets shown in the Financial Highlights table reflects the operating expenses of the Fund and does not include expense cap increases.

II. The “Fund Summary - Example” table is revised as follows:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 288	$ 435	$ 595	$ 1,059
Advisor Class	$ 49	$ 167	$ 296	$ 671

III. The following is added to the “Fund Details - Management” section after the Management Fees table on page 72:

Effective April 1, 2014, the Federal Limited Term Fund's investment management agreement was amended to reflect a reduction in the fees payable to the investment manager. As of such date, the Fund pays Advisers a fee equal to an annual rate of:

  0.625% of the value of net assets up to and including $100 million;
  0.500% of the value of net assets over $100 million and not over $250 million;
  0.450% of the value of net assets over $250 million and not over $7.5 billion;
  0.440% of the value of net assets over $7.5 billion and not over $10 billion;
  0.430% of the value of net assets over $10 billion and not over $12.5 billion;
  0.420% of the value of net assets over $12.5 billion and not over $15 billion;
  0.400% of the value of net assets over $15 billion and not over $17.5 billion;
  0.380% of the value of net assets over $17.5 billion and not over $20 billion; and
  0.360% of the value of net assets in excess of $20 billion.

Please keep this supplement for future reference.